UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2004


                              WCA Waste Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                   000-50808               20-0829917
-------------------------------       -----------           ---------------
(State or other jurisdiction of       (Commission            (IRS Employer
         incorporation)               File Number)        Identification No.)



         One Riverway, Suite 1400
               Houston, Texas                                 77056
-----------------------------------------------           -------------
   (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (713) 292-2400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

         On November 1, 2004, WCA Waste Corporation ("WCA Waste") issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished and attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         In addition to disclosing financial results in accordance with generally accepted accounting principles ("GAAP"), the press release presents for the three months ended September 30, 2004 and 2003 and the nine months ended September 30, 2004 and 2003 the following non-GAAP financial measures: (i) adjusted operating income; (ii) adjusted net income and net income per share to exclude stock-based compensation charges, discontinued operations and a change in accounting principle; and (iii) adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion. The components of each of the non-GAAP financial measures are computed by using amounts that are determined in accordance with GAAP. WCA Waste has provided in the press release a reconciliation of adjusted operating income to operating income (loss), which is its nearest comparable GAAP financial measure. The reconciliation consists of adding a one-time stock-based compensation charge associated with WCA Waste's internal reorganization that occurred prior to its initial public offering to operating income (loss). WCA Waste has also provided in the press release a reconciliation of adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion to operating income (loss), which is its nearest comparable GAAP financial measure. The reconciliation consists of adding the one-time stock-based compensation charge, depreciation, amortization and accretion expense to operating income (loss). The press release also contains a reconciliation of adjusted net income to net income (loss), which is the nearest comparable GAAP financial measure. The reconciliation consists of adding the cumulative effect of change in accounting principle, net of tax, discontinued operations, net of tax, and the one-time stock-based compensation charge to net income (loss).

         While adjusted operating income, adjusted net income and net income per share to exclude stock-based compensation charges, discontinued operations and a change in accounting principle and adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion are not calculated or presented in accordance with GAAP, WCA Waste included these financial measures in the press release because it believes these supplemental financial measures are useful in determining: (i) the financial performance of its assets without regard to financing methods, capital structures or historical cost basis; (ii) the ability of its assets to generate cash sufficient to pay interest on its credit facilities; (iii) the operating results without regard to a one-time charge associated with an internal reorganization preceding its initial public offering; (iv) its operating performance and return on invested capital as compared to those of other companies in the non-hazardous solid waste management business, without regard to financing methods and capital structure; and (v) its compliance with certain financial covenants included in its debt agreements. Further, WCA Waste's management uses adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion to evaluate the operations of its geographic operating areas and WCA Waste believes these measures are helpful in evaluating similar companies with differing capital structures. While depreciation, amortization and accretion are operating costs under GAAP, WCA Waste believes these expenses primarily represent the allocation of costs associated with long-lived assets acquired or constructed in prior years. Additionally, while stock-based compensation is an operating expense under GAAP, the stock-based compensation charge that occurred during the second quarter of 2004 represents the impact of a one-time conversion of outstanding options and warrants in connection with a pre-initial public offering reorganization.

         These non-GAAP financial measures should not be considered an alternative to net income, net income per share, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. These measures exclude some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, the measures may not be comparable to similarly titled measures used by other companies.

         In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by WCA Waste under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01  Regulation FD Disclosure.

         The information set forth in Item 2.02 above and Exhibit 99.1 hereto is incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by WCA Waste under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

                  Exhibit 99.1 WCA Waste Corporation Press Release, dated November 1, 2004, announcing financial results for the third quarter ended September 30, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             WCA WASTE CORPORATION


Date: November 1, 2004       /s/ Charles A. Casalinova
                             ------------------------------------------------
                             Charles A. Casalinova
                             Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit        Description
--------       -----------
   99.1        WCA Waste Corporation Press Release, dated November 1, 2004, announcing financial results for the third quarter ended
               September 30, 2004.